UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21606
(Investment Company Act File Number)

Centaur Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)

1460 Main Street, Suite 234
Southlake, TX 76092
(Address of Principal Executive Offices)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End:  October 31

Date of Reporting Period:  April 30, 2016

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Centaur Total Return Fund
Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Additional Information	20

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, risk from writing call options, real estate securities risk, MLP risk, Royalty Trust risk, Risks Related to other equity securities, and portfolio turnover risk. More information about these risks and other risks can be found in the Fund’s prospectus and statement of additional information. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this Semi-Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Shareholder Services at (1-888-484-5766). The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Dear Centaur Total Return Fund Investors:

The Fund produced a return of -0.72% for the year ending April 30, 2016. This compares to the S&P 500® Total Return Index, which returned 1.21%, and the Dow Jones U.S. Select Dividend Total Return Index, which returned 8.85% for the same period.

For the five-year  period ending  April 30, 2016, the Fund returned 5.90% annualized, while the S&P 500® Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index have returned 11.02% and 13.06% annualized, respectively.

For the ten-year period ending April 30, 2016, the Fund returned 7.89% annualized while the S&P 500® Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index have returned 6.91% and 6.96% annualized, respectively.

The table below shows the Fund’s performance and that of the two comparison indices across various time periods:

(For the Fund’s most up-to-date performance information,  please see our web site at www.centaurmutualfunds.com.)

Performance as of April 30, 2016 Average Annual Total Returns	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception*
Centaur Total Return Fund	-0.72%	5.90%	7.89%	8.59%
S&P 500® Total Return Index	1.21%	11.02%	6.91%	7.32%
Dow Jones U.S. Select Dividend Total Return Index	8.85%	13.06%	6.96%	7.22%

Performance shown is for the period ended April 30, 2016.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. Prior to February 28, 2016, a 2% redemption fee was charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares. As of February 28, 2016, the Fund no longer charges a redemption fee. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses

	Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund	2.09%	2.58%

**	The net expense ratio reflects a contractual expense limitation that continues through February 28, 2017. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Annual Report for the year ended October 31, 2015, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.
***	Gross expense ratio is from the Fund's prospectus dated February 28, 2016.

Semi-Annual Report | April 30, 2016	1

Centaur Total Return Fund	Shareholder Letter

April 30, 2016 (Unaudited)

A Volatile Start to 2016
There is an old value investing saying that we quite like: “you can have bargain prices, or you can have good news, but you usually can’t have both.” Late in 2015, we were seeing very full stock prices and lots of bad news, which has historically been a very dangerous combination for investors. In our last shareholder letter written in early December 2015, we described the market dynamics that led us to our conservative positioning at year-end. Below is what we wrote at the time:

We continue to find the current environment a challenging one, given that U.S. stocks remain extremely expensive relative to historical norms and to our own internal estimates of underlying business value. At the same time, global economic growth appears challenging and we continue to see heightened risk factors and declining fundamentals across asset classes. The recent performance of market-cap weighted U.S. stock market indices is being driven by a small number of issues that is masking weakness across a large swath of securities with lower index weightings. Many of the companies that we monitor have recently reported disappointing financial results due to a combination of the strong U.S. dollar and declining global demand, and we have found ourselves revising our estimates of investment value down for the stocks on our watch list with far more frequency than we have been revising them upwards. Finally, it is our view that many publicly traded companies have already stretched to take on considerable debt levels at low interest rates in recent years to buy back stock or make acquisitions, which has helped boost stock prices but which may leave many companies vulnerable if credit conditions tighten or business performance declines. In short, we expect that the market may look quite a bit different in 2016 than it has in the last couple of years. We would not be surprised to see higher volatility and, hopefully for us, more opportunities to find great investment ideas.

In mid-December, signs of stress in the credit markets led us to do a comprehensive portfolio review to lessen the chance our significant investments would be at risk due to further erosion in credit conditions and we trimmed a few lower conviction ideas as part of this process. The Federal Reserve raised the Fed Funds rate by 0.25% in mid-December, kicking off a brief rally for bank stocks that led us to trim a portion of our bank stock and warrant exposure at good prices. As a result of our sales, the Fund portfolio ended calendar 2015 with roughly 40% market exposure, which is the lowest we can remember it being dating to the first few weeks of the Fund’s existence back in 2005.

The markets began the New Year in volatile fashion. It was as if everyone waited for the clock to start ticking for 2016 in order to hit the “sell” button on their computers. Stocks began falling seemingly from the first hour the market was open in January and declined for most of the rest of the month. At the worst point during the sell-off, the S&P500 hit a 21-month low, and the Russell 2000 very nearly reached a 20% decline from levels recorded in mid-November 2015. The high-yield bond market also experienced a significant decline amidst a slew of bankruptcy announcements by energy and commodity-related companies that began in the fall 2015 and appeared likely to intensify in 2016 as prices for oil and other commodities continued to fall early in the year. Our modus operandi is to buy during those moments when prices reflect investor fear and uncertainty, so long as sensible investments can be found. As stock prices fell in January, we began to see opportunities to put capital to work and began buying securities, such that by the end of January the Fund had roughly 60% market exposure. As was the case in the fall of 2015, the market’s steep decline in January was short-lived, and after another brief wobble in February the market rallied strongly through the end of April. The S&P500, after posting its worst start to a calendar year ever after 28 days, managed to finish calendar Q1 2016 with a tiny positive return. The market rally notwithstanding, we have continued to see interesting opportunities, and by the end of April the Fund had roughly 65% market exposure, though the Fund’s cash levels remained above 40% (it is important to note that we consider the leverage embedded in the Fund’s bank warrant positions when referring to market exposure).

Portfolio Update
As of April 30, 2016 the Centaur Total Return Fund was 55.8% invested in equities and warrants spread across 26 holdings, offset by covered call liabilities equal to less than 0.5% of the Fund’s assets. Cash and money market funds represented approximately 43% of the Fund’s assets. The top ten investments represented approximately 37% of Fund assets.

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter

April 30, 2016 (Unaudited)

As of April 30, 2016 our top 10 positions were as follows:

Position	% of Fund Assets
Alleghany Corp.	6.75%
Berkshire Hathaway, Inc., Class B	5.92%
Apple, Inc.	5.20%
International Speedway Corp., Class A	3.19%
Tetra Tech, Inc.	3.10%
The Priceline Group, Inc.	3.03%
CRA International, Inc.	2.81%
JPMorgan Chase & Co., Strike Price: $42.39, Expires: 10/28/2018	2.39%
Speedway Motorsports, Inc.	2.37%
Compass Diversified Holdings	2.17%
TOTAL	36.93%

Please refer to the Schedule of Investments section of the Semi-Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

We will now discuss some the portfolio holdings as of April 30th:

After trimming some of portfolio’s bank warrant positions at what we believed were decent prices in December, we bought back at lower prices at various junctures during the first quarter of 2016. As of April 30th, warrants of JPMorgan Chase and PNC Financial Services represented roughly 2.4% and 1.7% of the Fund’s net asset value. As we noted above, our warrant positions allow us to gain meaningful market exposure (roughly 13.5% at April 30th based on the number of shares we control via the warrants) while limiting our cash outlay to roughly 4% of the Fund’s NAV. This allows us to preserve our cash in the event that we get better opportunities as the year goes on and in addition limits our risk to the downside in any worst-case scenario. We continue to believe that the warrants we own represent excellent risk/reward profiles in well capitalized, best-of-breed banks at what are historically cheap prices. U.S. banks may be one of the pockets of the market that currently offers relative bargains, though as always investors must be highly selective and quality conscious. Despite the low rate environment of the past several years, both JPMorgan Chase and PNC Financial have continued to generate consistent and reliable returns from their businesses, and we believe that both are well managed with a view towards avoiding excessive credit risks.

As long-time investors probably are aware, our strategy is highly flexible and from time to time we make investments in securities other than common stocks, most commonly convertible or high yield corporate bonds. In March the Fund purchased a modest position in a corporate bond issued by Iconix Group, a company we are quite familiar with by virtue of having owned the common stock for two extended stretches in past years. Our track record on the equity is mixed: we made good money on it the first time we owned it as it de-levered coming out of the 2008-2009 crisis. The second time around we sold at a loss as the company re-levered into the easy credit environment of 2014-2015 and we became increasingly uncomfortable with the debt profile as well as other issues that we would consider to have been self-inflicted by an overly aggressive management team. Iconix has since replaced its management, but entered the year needing to roll out a substantial amount of debt due to mature at mid-year 2016. Though the company carries more debt than is healthy, the underlying business is in pretty good shape and the company generates substantial cash flow. We considered buying the stock, but despite a depressed price we elected to pass due to our long-held aversion to owning equity when there is a large amount of debt in front of our ownership position. As we evaluated the credit structure, however, we found a risk/return profile we could get comfortable with and purchased junior bonds that are due to mature in early 2018. We bought the bonds at roughly 67 cents on the dollar in late March, at which time the annualized yield-to-maturity was in the mid-20% range. Our purchase occurred immediately following the company’s announcement of a new five-year credit agreement that would allow Iconix to repay its 2016 bonds, leaving the March 2018 bonds as the next issue in the maturity ladder. We believe these bonds are much safer than the purchase price would suggest, and we expect to hold the securities to maturity and collect the full par amount.

One other investment we would like to mention is the Fund’s holdings in the two publicly NASCAR companies, International Speedway and Speedway Motorsports, which we have written about in the past. The Fund’s investment in the two securities combined was roughly 5.5% of the Fund’s net asset value as of April 30th and has since been increased by incremental purchases. Though the market continues to assign these businesses very modest valuations, we continue to see them as unique and highly valuable assets. The companies should continue to benefit from a new 10-year NASCAR broadcast contract that runs through 2024 and which guarantees a significant amount of high-profit revenue. Though the securities have not appreciated in the past year and, in the case of Speedway International, recently traded at a discount to the Fund’s cost basis, we believe that both companies are performing well. We have gained increasing conviction in our view that recent stock prices offer a significant discount to both the replacement value and market value of the underlying assets in the event of a corporate sale or go-private transaction. We also expect both companies to increasingly return capital to shareholders over time in the form of dividends or share repurchases.

Semi-Annual Report | April 30, 2016	3

Centaur Total Return Fund	Shareholder Letter

April 30, 2016 (Unaudited)

Final Thoughts
The market’s rally from mid-February to the end of April has carried stock valuations back to levels that are generally hard to get excited about for most securities, and the corporate bond market recovered quickly from its brief moment of panic at the beginning of the year. It was obviously helpful to start the year with a lot of dry powder, but unfortunately the market has now recovered to roughly where it started the year. Nevertheless, many individual securities have not participated fully in the recovery and we perceive that the current opportunity set for our strategy is better than it has been in several years. In addition, the heightened volatility has allowed us to become more active in using the covered call component of our strategy as we are able to pair purchased securities with sold call options to generate income.

While we are optimistic that the market may be changing in ways that will be more friendly to our value-based, risk-conscious strategy going forward, we remain cognizant of the risks related to generally full market valuations and what continues to be aggressive yield seeking behavior. The continued pressure on government bond yields has left income-oriented investors with little choice but to chase those stocks that they believe will offer them something akin to bond-like safety and income, which include utilities, branded consumer businesses, and real estate investment trusts – many of which look dangerously over-valued to us.

Of course, nine years into a low-interest rate environment, this behavior is not really new. We’ve already seen where it leads as the 2015 debacle in energy infrastructure Master Limited Partnerships (MLP) and highly leveraged “yield-co” investments clearly demonstrated what can happen when investors focus on the headline dividend or distribution yield instead of giving careful thought to the long-term business risks, capital structure, and valuation of the underlying businesses.

Despite the many risks we perceive we feel very good about the prospects for the Fund’s current portfolio, which of course also includes the still ample cash we have available to deploy into any new ideas we may identify. After the last couple of years of struggling to find truly compelling investment opportunities, we are hopeful that the market will play more to our strengths for the remainder of 2016.

As always, we would like thank our investors in the Centaur Total Return Fund.

Respectfully submitted,

Zeke Ashton
Portfolio Manager, Centaur Total Return Fund

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Performance Update

April 30, 2016 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to April 30, 2016

Performance Returns for the periods ended April 30, 2016

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	-0.72%	5.90%	7.89%	8.59%	2.58%
S&P 500® Total Return Index	1.21%	11.02%	6.91%	7.32%	–
Dow Jones U.S. Select Dividend Total Return Index	8.85%	13.06%	6.96%	7.22%	–

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	150.12%	$25,012
S&P 500® Total Return Index	119.50%	$21,950
Dow Jones U.S. Select Dividend Total Return Index	117.11%	$21,711

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). As of February 28, 2016, the Centaur Total Return Fund (the “Fund”) no longer charges a redemption fee on redemptions of fund shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
**
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2016. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than  the  performance  data  quoted.  An  investor  may  obtain  performance  data,  current  to  the  most  recent  month-end,  by visiting www.centaurmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the past payment of a redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Semi-Annual Report | April 30, 2016	5

Centaur Total Return Fund	Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as wire fees and low balance fees and (2) indirect costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expense Ratio(a)	Expense Paid During Period November 1, 2015 to April 30, 2016(b)
Actual	$1,000.00	$1,023.70	1.95%	$9.81
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	1.95%	$9.77

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments

April 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS - 45.89%

Consumer Discretionary - 13.00%
Dave & Buster's Entertainment, Inc.(a)(b)	15,000	$580,500
DSW, Inc., Class A(a)	10,000	245,700
International Speedway Corp., Class A	25,700	860,693
Nordstrom, Inc.(a)	2,500	127,825
Perry Ellis International, Inc.(b)	12,500	238,125
The Priceline Group, Inc.(b)	610	819,633
Speedway Motorsports, Inc.	36,500	639,480
		3,511,956
Financials - 17.58%
Alleghany Corp.(b)	3,500	1,824,480
Berkshire Hathaway, Inc., Class B(b)	11,000	1,600,280
Carter Bank & Trust	21,500	277,350
Compass Diversified Holdings	36,500	586,920
Hallmark Financial Services, Inc.(b)	27,500	310,475
Leucadia National Corp.	9,000	150,120
		4,749,625
Industrials - 5.91%
CRA International, Inc.(b)	35,000	759,500
Tetra Tech, Inc.	28,500	837,900
		1,597,400
Information Technology - 9.40%
Activision Blizzard, Inc.(a)	8,500	292,995
Apple, Inc.	15,000	1,406,100
eBay, Inc.(a)(b)	10,000	244,300
Keysight Technologies, Inc.(b)	12,500	326,000
Mind CTI, Ltd.	130,000	270,400
		2,539,795

Total Common Stocks (Cost $11,443,315)		12,398,776

CLOSED END FUNDS - 2.03%

Alpine Total Dynamic Dividend Fund	30,000	227,100
Boulder Growth & Income Fund, Inc.	40,000	322,000
		549,100

Total Closed End Funds (Cost $513,430)		549,100

EXCHANGE TRADED FUNDS - 1.88%

iShares® Silver Trust(a)(b)	30,000	509,400

Total Exchange Traded Funds (Cost $427,163)		509,400

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2016	7

Centaur Total Return Fund	Schedule of Investments

April 30, 2016 (Unaudited)

	Principal Value	Value
CONVERTIBLE CORPORATE BONDS - 1.95%

Consumer, Cyclical - 1.95%
Iconix Brand Group, Inc., 1.50%, 3/15/2018	$700,000	$526,312

Total Convertible Corporate Bonds (Cost $471,636)		526,312

	Shares	Value
WARRANTS - 4.06%

Financials - 4.06%
JPMorgan Chase & Co., Strike Price: $42.39, Expires: 10/28/2018	30,000	646,500
The PNC Financial Services Group, Inc., Strike Price: $67.33, Expires: 12/31/2018	20,000	449,400

Total Warrants (Cost $956,785)		1,095,900

SHORT TERM INVESTMENT - 42.97%

Fidelity Institutional Money Market Fund - Government Portfolio, 0.234%(c)	11,611,882	11,611,882

Total Short Term Investment (Cost $11,611,882)		11,611,882

Total Value of Investments (Cost $25,424,211) - 98.78%		$26,691,370

Other Assets in Excess of Liabilities - 1.22%(d)		329,445

Net Assets - 100.00%		$27,020,815

(a)	All or a portion of security is subject to call options written.
(b)	Non-income producing investment.
(c)	Represents 7 day effective yield.
(d)	Includes cash which is being held as collateral for written options in the amount of $369,288.

	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS - 0.49%
Activision Blizzard, Inc.	85	$34.00	8/19/2016	$(25,245)
Dave & Buster's Entertainment, Inc.	35	40.00	7/15/2016	(7,350)
DSW, Inc.	100	25.00	7/15/2016	(11,000)
eBay, Inc.	100	22.50	7/15/2016	(23,000)
iShares® Silver Trust	110	15.50	7/15/2016	(19,910)
iShares® Silver Trust	190	15.00	7/15/2016	(41,990)
Nordstrom Inc	25	55.00	7/15/2016	(3,325)

Total Written Call Options (Premiums Received $97,065)				$(131,820)

See Notes to Financial Statements.

8	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments

April 30, 2016 (Unaudited)

Summary of Investments	% of Net Assets	Value
Common Stocks
Consumer Discretionary	13.00%	$3,511,956
Financials	17.58	4,749,625
Industrials	5.91	1,597,400
Information Technology	9.40	2,539,795
Closed End Funds	2.03	549,100
Exchange Traded Funds	1.88	509,400
Convertible Corporate Bonds	1.95	526,312
Warrants	4.06	1,095,900
Short Term & Other Assets in Excess of Liabilities	44.19	11,941,327
Total	100.00%	$27,020,815

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2016	9

Centaur Total Return Fund	Statement of Assets and Liabilities

April 30, 2016 (Unaudited)

Assets:
Investments, at cost	$25,424,211
Investments, at value	$26,691,370
Deposit held by broker for options	369,288
Receivables:
Investments sold	202,438
Fund shares sold	569
Dividends and interest	13,490
Other assets	30,265

Total Assets	27,307,420

Liabilities:
Call options written, at value (premiums received $97,065)	131,820
Payables:
Investments purchased	97,587
Accrued expenses:
Advisory fees	15,242
Trustees' fees and expenses	147
Custodian fees	2,682
Legal fees	1,037
Audit and tax preparation fees	6,959
Fund Administration fees	16,476
Transfer Agency Fees	6,466
Printing fees	6,624
Other expenses	1,565

Total Liabilities	286,605

Net Assets	$27,020,815

Net Assets Consist of:
Paid-in Capital	$25,873,251
Accumulated net investment loss	(128,791)
Accumulated net realized gain on investments, written options and foreign currency transactions	45,128
Net unrealized appreciation on investments, written options and foreign currency translations	1,231,227
Net Assets	$27,020,815
Shares Outstanding, no par value (unlimited authorized shares)	2,169,352
Net Asset Value, Offering Price and Redemption Price Per Share*	$12.46

*	Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.

10	www.centaurmutualfunds.com

Centaur Total Return Fund	Statement of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

Investment Income:
Interest	$8,700
Dividends	147,322
Foreign tax withheld	(9,606)
Total Investment Income	146,416

Expenses:
Advisory fees (note 3)	208,129
Administration fees	87,441
Transfer agent fees	28,728
Registration and filing administration fees	8,718
Custody fees	7,278
Legal fees	11,375
Audit and tax preparation fees	6,959
Printing expenses	6,659
Trustees' fees and expenses	3,547
Insurance expenses	9,594
Other operating expenses	2,783
Total Expenses	381,211
Expenses waived by Advisor (note 3)	(110,643)
Net Expenses	270,568

Net Investment Loss	(124,152)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	87,657
Written options	(312)
Foreign currency transactions	(1,673)
Net realized gain	85,672
Change in unrealized appreciation (depreciation) on:
Investments	603,993
Written options	13,600
Foreign currency translations	(1,056)
Net unrealized appreciation	616,537
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency	702,209

Net Increase in Net Assets Resulting From Operations	$578,057

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2016	11

Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment loss	$(124,152)	$(366,050)
Net realized gain from investments, written options and foreign currency transactions	85,672	2,021,392
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	616,537	(1,782,518)
Net Increase (Decrease) in Net Assets Resulting from Operations	578,057	(127,176)

Distributions to Shareholders: (note 5)
Net realized gains on investments	(1,487,965)	(3,261,072)
Decrease in Net Assets Resulting from Distributions	(1,487,965)	(3,261,072)

Capital Share Transactions:
Shares sold	652,490	1,555,933
Redemption fees	2,212	19,578
Reinvested distributions	1,435,907	2,926,847
Shares redeemed	(4,535,185)	(15,924,967)
Decrease from Capital Share Transactions	(2,444,576)	(11,422,609)
Net Decrease in Net Assets	(3,354,484)	(14,810,857)

Net Assets:
Beginning of period	30,375,299	45,186,156
End of period*	$27,020,815	$30,375,299

*Including Accumulated Net Investment Loss	$(128,791)	$(4,639)

Share Information:
Shares sold	53,636	116,998
Reinvested distributions	119,559	224,969
Shares redeemed	(371,927)	(1,207,508)
Net Decrease in Capital Shares	(198,732)	(865,541)
Shares Outstanding, Beginning of Period	2,368,084	3,233,625
Shares Outstanding, End of Period	2,169,352	2,368,084

See Notes to Financial Statements.

12	www.centaurmutualfunds.com

Centaur Total Return Fund	Financial Highlights

For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$12.83		$13.97	$15.97	$14.06	$13.13	$12.93
Income from Investment Operations:
Net investment income (loss)	(0.06)		(0.17)	(0.12)	(0.12)	0.01	0.05 (a)
Net realized and unrealized gain on investments	0.34		0.05	0.90	3.12	1.20	0.26 (a)
Total from Investment Operations	0.28		(0.12)	0.78	3.00	1.21	0.31

Less Distributions:
From net investment income	–		–	(0.02)	(0.22)	(0.07)	(0.07)
From net realized gains on investments	(0.65)		(1.03)	(2.78)	(0.88)	(0.26)	(0.11)
Total Distributions	(0.65)		(1.03)	(2.80)	(1.10)	(0.33)	(0.18)

Paid in Capital:
Paid in capital (from redemption fees)	0.00	(b)	0.01	0.02	0.01	0.05	0.07
Total paid in capital	0.00	(b)	0.01	0.02	0.01	0.05	0.07

Net Asset Value, End of Period	$12.46		$12.83	$13.97	$15.97	$14.06	$13.13

Total Return(c)	2.37	%(d)	(0.87%)	6.38%	22.74%	9.86%	2.93%

Net Asset Value, End of Period (in thousands)	$27,021		$30,375	$45,186	$65,469	$62,771	$79,340

Average Net Assets for the Period (in thousands)	$27,903		$38,897	$53,791	$63,690	$71,761	$72,885

Ratio of Gross Expenses to Average Net Assets(e)	2.75	%(f)	2.44%	2.21%	2.15%	2.12%	2.05%
Ratio of Net Expenses to Average Net Assets(e)	1.95	%(f)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89	%)(f)	(0.94%)	(0.63%)	(0.78%)	0.24%	0.13%

Portfolio Turnover Rate	83	%(d)	112%	135%	170%	91%	110%

(a)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(b)	Actual amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Not Annualized.
(e)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2016	13

Centaur Total Return Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust, (the “Trust”) which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as non-diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in companies that Centaur Capital Partners, L.P. (the “Advisor”) believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

14	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2016:

Centaur Total Return Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$12,398,776	$–	$–	$12,398,776
Closed End Funds	549,100	–	–	549,100
Exchange Traded Funds	509,400	–	–	509,400
Convertible Corporate Bonds	–	526,312	–	526,312
Warrants	1,095,900	–	–	1,095,900
Short Term Investment	11,611,882	–	–	11,611,882
Total	$26,165,058	$526,312	$–	$26,691,370
Other Financial Instruments
Liabilities
Written Options	$(131,820)	$–	$–	$(131,820)
Total	$(131,820)	$–	$–	$(131,820)

For the six months ended April 30, 2016, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the annual period in which the transfer occurred. During the six months ended April 30, 2016, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

For the six months ended April 30, 2016, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Underlying Investment In Other Investment Companies
The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSR filing dated May 31, 2016, available at www.sec.gov or can be found at www.fidelity.com and should be read in conjunction with the Fund’s financial statements. As of April 30, 2016, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 42.97%.

Derivative Financial Instruments
The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Semi-Annual Report | April 30, 2016	15

Centaur Total Return Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or  loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Written option activity for the fiscal six months ended April 30, 2016 was as follows:

Centaur Total Return Fund
Option Contracts Written for the six months ended April 30, 2016	Contracts	Premiums Received
Options Outstanding, Beginning of Year	286	$91,625
Options written	885	153,947
Options closed	(526)	(148,507)
Options Outstanding, End of the Year	645	$97,065

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of April 30, 2016:
Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Warrants)	Investments, at Value	$1,095,900	N/A	N/A
Equity Contracts (Written Options Contracts)	N/A	N/A	Call options written, at value	$131,820
		$1,095,900		$131,820

16	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2016:

Risk Exposure	Statement of Operations Location	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	$186,250	$26,978
Equity Contracts (Purchased Options Contracts)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	18,443	–
Equity Contracts (Written Options Contracts)	Net realized gain (loss) from: Written options/Change in unrealized appreciation (deprecation) on: Written options	(312)	13,600
Total		$204,381	$40,578

Volume of Derivative Instruments for the Fund during the six months ended April 30, 2016 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Written Option Contracts	Contracts	(517)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Fund previously charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee was not a fee to finance sales or sales promotion expenses, but was paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee was imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the six months ended April 30, 2016 were $2,212. As of February 28, 2016, the Fund no longer charges a redemption fee.

Warrants
The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are derivatives that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Semi-Annual Report | April 30, 2016	17

Centaur Total Return Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete  loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes
As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Advisor
Centaur Capital Partners, L.P. is the Fund’s investment advisor (the “Advisor”). The Fund pays the Advisor a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the six months ended April 30, 2016, the Advisor earned advisory fees of $208,129.

The Advisor entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through February 28, 2017, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses” and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the six months ended April 30, 2016, the Advisor waived/reimbursed expenses in the amount of $110,643.

Administrator
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust which became effective as of September 30, 2011. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.

Compliance Services
ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Fund. ALPS is compensated based upon an annual base fee. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

Certain officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

18	www.centaurmutualfunds.com

Centaur Total Return Fund	Notes to Financial Statements

April 30, 2016 (Unaudited)

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are $12,340,287 and $18,828,927, respectively, for the six months ended April 30, 2016.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2012, 2013 and 2014, and as of and during the fiscal year ended October 31, 2015, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Permanent differences in book and tax accounting were reclassified. Those reclassifications relate primarily to differing book/tax treatment of net operating loss, gain on the sale of PFIC securities, foreign currency transactions, and other certain investments. For the fiscal year ended April 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gain
Centaur Total Return Fund	10/31/2015	$2,532,429	$728,643
Centaur Total Return Fund	10/31/2014	8,833,048	2,302,171

As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Centaur Total Return Fund	$25,420,507	$1,695,885	$(425,022)	$1,270,863

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of April 30, 2016 there were two Trustees, both of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Semi-Annual Report | April 30, 2016	19

Centaur Total Return Fund	Additional Information

April 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

20	www.centaurmutualfunds.com

The Centaur Total Return Fund is distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

a.	A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.
b.	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this Report.

(b)
There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable to this Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit EX‑99.CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit EX‑99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	July 8, 2016	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	July 8, 2016	President and Principal Executive Officer

By:	(Signature and Title)	/s/ Gennifer Ashton
Gennifer Ashton
Date:	July 8, 2016	Treasurer and Principal Financial Officer